Exhibit 99.1

WAIVER AND AMENDMENT

This Waiver and Amendment (“Waiver”) is entered into as of May 1, 2016, by and between Axion Power International, Inc., a Delaware corporation (the “Company”), and the undersigned holder (the “Holder”), which is one of the investors listed on the Schedule of Buyers (“Schedule of Buyers”) attached to that certain Securities Purchase Agreement between the Company and all of the investors listed on the Schedule of Buyers (the “Buyers”) dated November 5, 2015, as amended (the “SPA”; all capitalized terms used and not defined herein are used as defined in the Notes (as defined in the SPA)) with reference to the following facts:

A.                The Company has notified the Buyers on the Installment Notice Due Date of its intention to pay the Installment (as defined in the Notes) in shares of its common stock, and to seek waivers of defaults of certain Equity Condition Failures as set forth in the Notes, notably the Price Failure and the Volume Failure through May 1, 2017.

B.                 In consideration thereof, the Buyers have requested a revision to the definition of the term “Conversion Price” as defined in Section 3(b)(ii) of the Notes.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, this Waiver will become effective upon execution and delivery of this Waiver and substantially identical Waivers (other than the identity of the Buyer) constituting at least the Required Holders, and the Company and the Buyer hereby agree as follows:

1.                  Waiver. With respect to the Notes, the Buyer hereby waives the Volume Failure and the Price Failure on any and all Installment Conversions and delivery of shares for any Pre-Installment Conversion Shares pursuant to an Installment Notice until May 1, 2017.

2.                  Amendment to the Notes and Amendment Agreement.

a. Section 3(b)(2) of the Notes is hereby amended by replacing the definition of Conversion Price therein with the following:

“as of any Conversion Date or other date of determination, a price per share equal to the lowest of (x) $1.23, subject to adjustment as provided in this Note (the price set forth in this clause (x), the "Fixed Conversion Price"), (y) 75% of the arithmetic average of the Weighted Average Prices of the Common Stock during the five (5) consecutive Trading Day period ending immediately preceding the time of delivery of the applicable Conversion Notice, and (z) 75% of the Weighted Average Price of the Common Stock on the Trading Day of the delivery of the applicable Conversion Notice. For the avoidance of doubt, all such foregoing determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.”

b. All references in paragraphs 7, 8 and 11 of the Notes to “Conversion Price” shall be amended to state “Fixed Conversion Price.”

c. Paragraph 4 of the Amendment Agreement, dated January 28, 2016, among the Company and the Buyers, is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding anything to the contrary in this paragraph 4, the Company and the Buyers hereby acknowledge that the Equity Conditions for the Controlled Account Release Event on May 6, 2016 are not, and are deemed not to be, satisfied, and the Buyers hereby waive the Equity Conditions for the Controlled Account Release Event on May 6, 2016, for an aggregate release of $310,000, to be released proportionately among the Buyers based upon the pro rata share as a result of the original principal amounts of the Notes.”

3.                 Acknowledgments. The Company hereby confirms and agrees that except with respect to the waivers and amendment set forth in paragraphs 1 and 2 above, the Note remains in full force and effect as originally written.

4.                  Effectiveness of Waiver. This Waiver shall only be effective upon the execution and delivery of this Waiver and the execution and delivery of substantially identical waivers by the Required Holders.

5.                  Disclosure. On or before 8:30 a.m., New York City time, on the May 2, 2016, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Waiver and the other substantially identical waivers signed by other Buyers in the form required by the 1934 Act and attaching the form of waiver as an exhibit to such filing ((including all attachments), the "8-K Filing"). From and after the issuance of the 8-K Filing, the Holder shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents that is not disclosed in the 8-K Filing. In addition, effective upon the issuance of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of its affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, affiliates, employees and agents, not to, provide any Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of such Holder. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates employees or agents delivers any material, non-public information to any Holder without such Holder’s consent, the Company hereby covenants and agrees that such Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents not to trade on the basis of, such material, non-public information. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

6.                              Independent Nature of Holder Obligations and Rights. The obligations of the Holder under this Waiver are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any Other Waiver. Nothing contained herein or in any Other Waiver, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Waiver or any Other Waiver and the Company acknowledges that the Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Waiver or any Other Waiver. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Waiver or, any Other Waiver, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

7.                              No Third Party Beneficiaries. This Waiver is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.                              Amendments. No provision of this Waiver may be amended other than by an instrument in writing signed by the Company and the Required Holders.

9.                              Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Waiver and the consummation of the transactions contemplated hereby.

10.                          Notice. Whenever notice is required to be given under this Waiver, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the SPA.

11.                          Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

12.                          Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meaning set forth in the Note.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Undersigned and the Company have caused their respective signature page to this Waiver to be duly executed as of the date first written above.

COMPANY:

AXION POWER INTERNATIONAL, INC.

By:
Name: Richard H. Bogan
Title: CEO

IN WITNESS WHEREOF, each Undersigned and the Company have caused their respective signature page to this Waiver to be duly executed as of the date first written above.

HOLDER:

[HOLDER]

By: _________________________
Name:
Title: